SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K/A-2

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of Earliest Event) November 25, 1998


                            Marvel Enterprises, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Delaware                         1-13638                      13-3711775
--------------------------------------------------------------------------------
(State or Other                (Commission              (I.R.S. Employer
Jurisdiction of               File Number)                Identification
incorporation)                                                      No.)





                   685 Third Avenue, New York, New York 10017
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 588-5100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report.)



781010.4

         This Current Report on Form 8-K/A-2 is being filed to amend the Current Report on Form 8-K, dated October 13, 1998 to include the financial statements required by Item 7(a) and the pro forma financial information required by Item 7(b) in connection with the Registrant's acquisition of Marvel Entertainment Group, Inc. ("Marvel") (the "Acquisition").

ITEM 7.           Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

                          INDEX TO FINANCIAL STATEMENTS

         Unaudited Condensed Consolidated Balance Sheets as of September 30,
         1998 and December 31, 1997...............................................................................7

         Unaudited Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 1998 and 1997.................................................................8

         Unaudited Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 1998 and 1997........................................................................9

         Notes to Unaudited Condensed Consolidated Financial Statements -
         September 30, 1998 .....................................................................................10

                  The consolidated financial statements of Marvel for the years ended December 31, 1997 and 1996 are incorporated herein by reference to Marvel's Form 10-K/A for the period ended December 31, 1997, as filed with the Securities and Exchange Commission (the "SEC") and are attached hereto as Exhibit 99.6.

                  The unaudited consolidated financial statements of Marvel for the quarters ended March 31, 1998 and June 30, 1998 are incorporated herein by reference to Marvel's Quarterly Reports on Form 10-Q for the periods March 31, 1998 and June 30, 1998 and are attached hereto as Exhibits 99.7 and 99.8 respectively.


(b)      Pro Forma Financial Information.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS

         Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1998.........................................................................14

         Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1997.................................................................................15

781010.4
                                        2

                  The unaudited consolidated balance sheet of the Registrant as of September 30, 1998 as reported in the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1998 reflects the Acquisition and is incorporated herein by reference.

                  The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997, for the Registrant give effect to the adjustments set forth in the footnotes thereto as if the Acquisition had been consummated at the beginning of the periods presented.

                  The unaudited pro forma financial information uses the purchase method of accounting based on a preliminary allocation of the purchase price for the Acquisition and reflects certain other adjustments described in the footnotes thereto. It is not intended to reflect the results of operations which would have actually resulted had the Acquisition been consummated at the beginning of the periods presented. Moreover, the pro forma information is not intended to be indicative of future results of operations. The pro forma financial information should be read in conjunction with the footnotes thereto, the historical financial statements of Marvel incorporated herein by reference and attached hereto as Exhibits 99.6, 99.7 and 99.8 set forth herein, and the Registrant's Quarterly Report on Form 10-Q for the period ended September 30, 1998 incorporated herein by reference.


(c)      Exhibits.

2.1 Fourth Amended Plan of Reorganization filed with the United States District Court for the District of Delaware on July 31, 1998 by the Fixed Senior Secured Lenders and the Registrant, with attached exhibits (previously filed on the Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).

2.2 Agreement and Plan of Merger, dated as of August 12, 1998, by and among the Registrant, Marvel Entertainment Group, Inc., and MEG Acquisition Corp (previously filed on the Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).

4.1 Restated Certificate of Incorporation of the Registrant (previously filed on the Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).

4.2 Plan Warrant Agreement, dated as of October 1, 1998, between the Registrant and American Stock Transfer and Trust Company, as warrant agent (previously filed on the Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).


781010.4
                                        3

4.3 Class A Warrant Agreement, dated as of October 1,1998, between the Registrant and American Stock Transfer and Trust Company, as warrant agent (previously filed on the Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).

4.4 Class B Warrant Agreement, dated as of October 1,1998, between the Registrant and American Stock Transfer and Trust Company, as warrant agent (previously filed on the Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).

4.5 Class C Warrant Agreement, dated as of October 1,1998, between the Registrant and American Stock Transfer and Trust Company, as warrant agent (previously filed on the Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).

99.1 Credit Agreement, dated September 28, 1998, among the Registrant (by change of name Marvel Enterprises, Inc.) and UBS AG Stamford Branch, as Agent and Collateral Agent, et al (previously filed on the Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).

99.2 Security Agreement, dated September 28, 1998, among the Registrant (by change of name Marvel Enterprises, Inc.) and UBS AG Stamford Branch AG, as Collateral Agent, et al (previously filed on Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).

99.3 Stock Purchase Agreement, dated as of October 1, 1998, among the Registrant and Dickstein & Co., L.P., Dickstein Focus Fund L.P., Dickstein International Limited, Elyssa Dickstein, Jeffrey Schwarz and Alan Cooper as Trustees U/T/A/D 12/27/88, Mark Dickstein, Grantor, Mark Dickstein and Elyssa Dickstein, as Trustees of the Mark and Elyssa Dickstein Foundation, Elyssa Dickstein, Object Trading Corp., and Whippoorwill Associates, Incorporated (previously filed on Current Report on Form 8-K/A, dated as of October 16, 1998, and filed on October 16, 1998).

99.4 Stockholders' Agreement, dated as of October 1, 1998, by and among Avi Arad, Dickstein & Co., L.P., Dickstein Focus Fund L.P., Dickstein International Limited, Elyssa Dickstein, Jeffrey Schwarz and Alan Cooper as Trustees U/T/A/D 12/27/88, Mark Dickstein, Grantor, Mark Dickstein and Elyssa Dickstein, as Trustees of the Mark and Elyssa Dickstein Foundation, Elyssa Dickstein, Isaac Perlmutter, Isaac Perlmutter T.A., The Laura & Isaac Perlmutter Foundation Inc., Object Trading Corp., Zib Inc., Whippoorwill Associates, Incorporated, and the Registrant (previously filed on Current Report on Form 8-K/A, dated as of October 16, 1998, and filed on October 16, 1998).


781010.4
                                        4

99.5 Registration Rights Agreement, dated as of October 1, 1998, by and among the Registrant, Dickstein & Co., L.P., Dickstein Focus Fund L.P., Dickstein International Limited, Elyssa Dickstein, Jeffrey Schwarz and Alan Cooper as Trustees U/T/A/D 12/27/88, Mark Dickstein, Grantor, Mark Dickstein and Elyssa Dickstein, as Trustees of the Mark and Elyssa Dickstein Foundation, Elyssa Dickstein, Object Trading Corp., Whippoorwill/Marvel Obligations Trust - 1997, and Whippoorwill Associates, Incorporated (previously filed on Current Report on Form 8-K/A, dated as of October 16, 1998, and filed on October 16, 1998).

99.6 The financial statements, and the notes thereto, found on pages F-3 to F-36 of the 1997 Annual Report on Form 10-K/A of Marvel filed with the SEC on April 30, 1998.

99.7 The financial statements, and the notes thereto, found on pages 3-13 of the Quarterly Report for the Period Ended March 31, 1998 on Form 10-Q of Marvel filed with the SEC on May 15, 1998.

99.8 The financial statements, and the notes thereto, found on pages 3-14 of the Quarterly Report for the Period Ended June 30, 1998 on Form 10-Q of Marvel filed with the SEC on August 19, 1998.

781010.4
                                        5

                        MARVEL ENTERTAINMENT GROUP, INC.
                 (Business Acquired by Marvel Enterprises, Inc.)

                    Financial Statements of Business Acquired

                        MARVEL ENTERTAINMENT GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                  (Dollars in millions, except per share data)
                                   (Unaudited)


                                                                 September 30,
                                                                      1998              December 31, 1997
                                                              -----------------    ---------------------
ASSETS
Current Assets:
   Cash                                                                 $12.6                    $21.7
   Accounts receivable, net                                              76.6                     86.8
   Inventories, net                                                      33.7                     43.9
   Prepaid expenses and other                                            35.7                     36.1
                                                              ---------------       -------------------
      Total Current Assets                                              158.6                    188.5

Property, plant equipment, net                                           49.8                     55.5
Goodwill and other intangibles, net                                     173.7                    174.7
Investment in Toy Biz                                                    33.0                     33.0
Deferred charges and other                                               12.5                     24.8
                                                              ---------------     --------------------
      Total Assets                                                     $427.6                   $476.5
                                                              ===============      ===================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
   Debtor-in-Possession Loan                                            $91.2                    $91.2
   Accounts payable                                                      66.0                     78.3
   Admin. claims payable                                                 27.9                     --
   Accrued expenses and other                                           131.9                    127.3
   Panini short term borrowings                                          19.1                     39.5
   Current portion of Panini long-term debt                             121.9                    121.9
                                                              -----------------   ---------------------
      Total Current Liabilities                                         458.0                    458.2

Panini long-term debt                                                    15.6                      8.5
Other long-term liabilities                                              20.0                     19.6
Liabilities subject to settlement under reorganization                  502.2                    502.2
                                                              ---------------     ---------------------
      Total Liabilities                                                 995.8                    988.5

Stockholders' equity (deficit):
   Common stock                                                           1.0                      1.0
   Additional paid-in capital                                            93.1                     93.1
   Accumulated deficit                                                 (660.8)                   (604.6)
   Comprehensive loss                                                    (1.5)                     (1.5)
                                                              ---------------     ---------------------
      Total Stockholders' Equity (deficit)                             (568.2)                   (512.0)
                                                              ---------------     ---------------------
       Total Liabilities and Stockholders' Equity (deficit)             $427.6                   $476.5
                                                              ===============     =====================


                        MARVEL ENTERTAINMENT GROUP, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (Dollars in millions, except per share data)
                                   (Unaudited)

                                                            Three Months Ended             Nine Months Ended
                                                               September 30,                 September 30,
                                                        ---------------------------- -------------------------------
                                                            1998           1997          1998            1997
                                                        -------------- ------------- -------------- ----------------
Net sales                                                       $70.3         $91.9         $273.5           $378.2
Cost of sales                                                    52.6          73.9          201.5            274.8
Selling, general & administrative expenses                       14.8          29.0           60.9            129.0
Depreciation and amortization                                     2.3           2.0            6.2             14.5
Amortization of goodwill, intangibles and deferred                2.0           4.1            7.2             12.5
charges
Interest expense, net                                             7.2           8.4           20.5             37.2
Foreign exchange loss (gain)                                      1.4           0.2            2.0            (1.3)
Loss on sale of confectionery assets                               --           4.7            3.9              4.7
Equity in net (loss) income of unconsolidated                   (3.4)           0.1          (5.0)            (5.1)
subsidiaries and other, net
                                                        -------------- ------------- -------------- ----------------
Loss before reorganization items, provision for income         (13.4)        (30.3)         (33.7)           (98.3)
taxes and minority interest
Reorganization items                                             10.3           2.3           19.7             8.3
                                                        -------------- ------------- -------------- ----------------
Loss before provision for income taxes and minority            (23.7)        (32.6)         (53.4)          (106.6)
interest
Provision (benefit) for income taxes                              0.6         (2.0)            2.8            (2.8)
                                                        -------------- ------------- -------------- ----------------
Loss before minority interest                                  (24.3)        (30.6)         (56.2)          (103.8)
Minority interest in loss of Toy Biz                              --            --             --              3.5
                                                        -------------- ------------- -------------- ----------------
Net loss                                                       (24.3)        (30.6)         (56.2)          (100.3)
                                                        -------------- ------------- -------------- ----------------
Earnings (loss) per Common Share - basic and diluted          ($0.24)       ($0.30)        ($0.55)          ($0.99)
                                                        ============== ============= ============== ================
Common Shares outstanding - basic and diluted (in               101.8         101.8          101.8            101.8
millions)
                                                        ============== ============= ============== ================

                        MARVEL ENTERTAINMENT GROUP, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (Dollars in millions)
                                   (Unaudited)


                                                                                         Nine Months
                                                                                     Ended September 30,
                                                                           ---------------------------------------------

                                                                                  1998                       1997
                                                                           ------------------      ------------------

Cash flows from operating activities:
Net income (loss)                                                               ($56.2)                    ($100.3)
Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:                                     52.4                        32.7
                                                                           ------------------      ------------------


     Net cash provided by (used in) operating activities                          (3.8)                      (67.6)
                                                                           ------------------      ------------------


Cash flows from investing activities:
     Capital expenditures                                                         (2.7)                      (16.3)
     Other investing activities, net                                                8.4                       (7.1)
                                                                           ------------------      ------------------


     Net cash provided by (used in) investing activities                            5.7                      (23.4)
                                                                           ------------------      ------------------


Cash flows from financing activities:
     Net borrowings under credit facilities / DIP Loan                               --                        88.1
     Net repayments under other debt                                             (11.0)                       (0.2)
                                                                           ------------------      ------------------


     Net cash (used in) provided by financing activities                         (11.0)                        87.9
                                                                           ------------------      ------------------


Effect of exchange rate changes on cash                                              --                       (1.7)
                                                                           ------------------      ------------------


Cash balance of formerly consolidated subsidiary                                     --                       (4.6)
                                                                           ------------------      ------------------


Net decrease in cash                                                              (9.1)                       (9.4)

Cash, at beginning of period                                                       21.7                        25.1
                                                                           ------------------      ------------------


Cash, at end of period                                                            $12.6                       $15.7
                                                                           ------------------      ------------------


Supplemental disclosures of cash flow information:
     Interest paid during the period                                              $10.3                       $37.3
     Income taxes, net (refunded) paid during the period                           $0.6                        $0.8


                        MARVEL ENTERTAINMENT GROUP, INC.
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  (Dollars in millions, except per share data)

1.       BACKGROUND AND BASIS OF FINANCIAL STATEMENT PRESENTATION

     Marvel Entertainment Group, Inc. ("Marvel" and together with its subsidiaries, the "Company") was incorporated on December 2, 1986, in the State of Delaware. On December 27, 1996, Marvel along with eight of its operating and inactive subsidiaries (together with Marvel, the "Debtor Companies") commenced cases (the "Marvel Cases") under Chapter 11, Title 11 of the United State Code (the "Bankruptcy Code") by filing voluntary petitions for relief in the United States Bankruptcy Court for the District of Delaware ("Bankruptcy Court"). In November 1997, the United States District Court for the District of Delaware (the "District Court") withdrew the order referring the Marvel Cases to the Bankruptcy Court. On July 30, 1998, Marvel, Toy Biz, Inc. and its subsidiaries (collectively "Toy Biz"), the secured creditors, the official committee of unsecured creditors, the official committee of equity holders and other interested parties reached a global settlement and on July 31, 1998, the District Court approved the settlement and confirmed the Fourth Amended Plan of Reorganization (the "Toy Biz Plan"). The consummation of the Toy Biz Plan occurred on October 1, 1998.

     In connection with the consummation of the Toy Biz Plan as of October 1, 1998, outstanding debt of approximately $576.8 million (excluding Panini debt) was extinguished. Toy Biz paid approximately $446.9 million in cash and securities directly to the banks for the extinguishment of debt and for the acquisition of the Company, which will be accounted for using the purchase method of accounting. The accompanying financial statements do not give any recognition to adjustments including adjustments of the carrying values of the Company's assets and liabilities that will result from such purchase accounting.

     The accompanying unaudited condensed consolidated financial statements include the accounts of Marvel Entertainment Group, Inc. and its subsidiaries. The unaudited condensed consolidated financial statements of the Company include the consolidation of Toy Biz since its initial public offering on March 2, 1995 (the "Toy Biz IPO") through June 30, 1997. Since July 1, 1997, due to the dispute over Marvel's ability to control or influence Toy Biz and because Toy Biz ceased reporting its financial information to the Company, the Company deconsolidated Toy Biz. The Company's operations currently consist of (i) the publication and sale of comic books and children's magazines, (ii) the manufacture and distribution of sports and entertainment trading cards and children's activity sticker collections, (iii) licensing of the various characters owned by the Company for consumer products, media and advertising-promotion and (iv) the manufacture and distribution of adhesive paper products. In the opinion of management, all adjustments and intercompany eliminations necessary for a fair presentation of the results of operations, financial position and cash flows have been made and were of a normal recurring nature. These interim condensed consolidated financial statements should be read in conjunction with the consolidated financial statements on Marvel's Form 10-K and amendment thereto for the year ended December 31, 1997. Certain prior year amounts have been reclassified to conform to current year presentation.

                        MARVEL ENTERTAINMENT GROUP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  (Dollars in millions, except per share data)


2.    INVENTORY                                                            September 30,          December 31,
                                                                               1998                   1997
                                                                       ---------------------  ---------------------

Inventories, net:
      Finished goods                                                               $17.8                  $26.0
      Work in process                                                               11.7                   12.7
      Raw materials                                                                  8.9                   13.9
      Less: Reserve for obsolescence                                                (4.7)                  (8.7)
                                                                       ---------------------  ---------------------
                                                                                   $33.7                  $43.9
                                                                       =====================  =====================

                        MARVEL ENTERPRISES, INC.

                        PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS

     The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997, for the Registrant give effect to the adjustments set forth in the footnotes thereto as if the Acquisition had been consummated at the beginning of the periods presented.

     The unaudited pro forma financial information uses the purchase method of accounting based on a preliminary allocation of the purchase price for the Acquisition and reflects certain other adjustments described in the footnotes thereto. It is not intended to reflect the results of operations which would have actually resulted had the Acquisition been consummated at the beginning of the periods presented. Moreover, the pro forma information is not intended to be indicative of future results of operations. The pro forma financial information should be read in conjunction with the footnotes thereto, the historical financial statements of Marvel incorporated herein by reference and attached hereto as Exhibits 99.6, 99.7 and 99.8 set forth herein, and the Registrant's Quarterly Report on Form 10-Q for the period ended September 30, 1998 incorporated herein by reference.

                            MARVEL ENTERPRISES, INC.
        UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                             (Dollars in thousands)


                                                                                Pro Forma          Pro Forma Nine
                                                                               Adjustments          Months Ended
                                                 Marvel         Toy Biz           Amount           Sept. 30, 1998
                                              -------------  -------------   ----------------    ------------------

Net revenues                                     $273,497       $156,361                                 $429,858
Cost of sales                                     201,554         87,758                                  289,312
Selling, general & administrative expenses         60,883         60,925                                  121,808
Depreciation and amortization                       6,185         14,158           (619) (3)               19,724
Amortization of goodwill,                           7,161             --         (7,161) (1)               20,397
intangibles and deferred charges                                                 20,397  (2)
Interest expense, net                              20,489            335         (7,217) (4)               31,607
                                                                                 18,000  (5)
Loss on sale of portion of confectionery
business                                            3,920             --                                    3,920
Foreign exchange loss, net                          2,045             --                                    2,045
Equity in net loss of unconsolidated
subsidiaries and other, net                        (4,971)            --                                   (4,971)
                                              -----------  -------------   ------------        ------------------
Loss before reorganization items and
provision for income taxes                        (33,711)        (6,815)       (23,400)                  (63,926)
Reorganization items                               19,744             --        (19,744) (6)                   --
                                              -----------  -------------   ------------        ------------------
Loss before provision for income taxes            (53,455)        (6,815)        (3,656)                  (63,926)
Provision (benefit) for income taxes                2,832         (2,774)                                      58
                                              -----------  -------------   ------------        ------------------
Net loss                                         ($56,287)       ($4,041)       ($3,656)                 ($63,984)
                                              ===========  =============   ============        ==================
Basic and diluted loss per share                   ($0.55)        ($0.15)                                  ($2.22)
                                              ===========  =============   ============        ==================
Weighted average number of basic and
diluted shares outstanding (in thousands)         101,800         27,746                                   33,452
                                              ===========  =============   ============        ==================

(1) Reflects the elimination of Marvel's amortization of goodwill, intangibles and deferred charges.

(2) Reflects the amortization of goodwill created pursuant to the combination of the Company and Marvel based on an assumed twenty year life.

(3) Reflects the reduction of depreciation expense resulting from the partial write-off of property, plant and equipment.

(4) Reflects the elimination of interest expense on all Marvel debt except Panini debt.

(5) Reflects the interest expense on the $200 million Bridge Loan at an assumed rate of 12.0%.

(6) Reflects the elimination of non-recurring reorganization items related to consummation of the Plan.

                            MARVEL ENTERPRISES, INC.
        UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                                                      Pro Forma
                                                       Marvel      Toy Biz        Pro Forma           Year-end
                                                  Year Ended Dec. 31, 1997       Adjustments        Dec. 31, 1997
                                                 ---------------------------  ------------------   ----------------
                                                           (dollars in thousands, except per share data)


Net revenues                                           $471,700     $150,812       ($68,900)(1)             $553,612
Cost of sales                                           366,500      106,951        (42,200)(1)              431,251
Selling, general & administrative expenses              155,000       72,081        (27,800)(1)              199,281
Depreciation and amortization                            17,800       21,068         (6,800)(1)               30,288
                                                                                     (1,780)(4)
Amortization of goodwill, intangibles and
deferred charges                                        123,800           --       (123,800)(2)               27,195
                                                                                     27,195)(3)
Interest expense, net                                    46,300          362           (100)(1)               44,262
                                                                                    (26,300)(5)
                                                                                     24,000 (6)
Foreign exchange gain, net                                1,600           --                                   1,600
Loss on sale of portion of confectionery
business                                                 (4,700)          --                                  (4,700)
Equity in net loss of unconsolidated
subsidiaries and other, net                              (5,000)          --                                  (5,000)
                                                 -------------- ------------  -------------        ----------------
Loss before reorganization items, provision
(benefit) for income taxes and minority interest       (245,800)     (49,650)       108,685                 (186,765)
Reorganization items                                     11,300           --        (11,300)(7)                  --
                                                 -------------- ------------  -------------        ----------------
Loss before provision (benefit) for income
taxes and minority interest                            (257,100)     (49,650)       119,985                 (186,765)
Provision (benefit) for income taxes                        600      (20,185)         3,200(1)               (16,385)
                                                 -------------- ------------  -------------        ----------------
Loss before minority interest                          (257,700)     (29,465)       116,785                 (170,380)
Minority interest in earnings of Toy Biz                 (3,400)          --          3,400(1)                     0
                                                 -------------- ------------  -------------        ----------------
Net loss                                              ($254,300)    ($29,465)      $113,385                ($170,380)
                                                 ============== ============  =============        ================
Basic and diluted loss per share                         ($2.50)      ($1.06)                                 ($5.50)
                                                 ============== ============  =============        ================
Weighted average number of basic and diluted
shares outstanding (in thousands)                       101,800       27,746                                  33,452
                                                 ============== ============  =============        ================


(1) Reflects the elimination of Toy Biz's activity which was previously consolidated into Marvel's Statement of Operations for the period presented.

(2) Reflects the elimination of Marvel's amortization of goodwill, intangibles and deferred charges.

(3) Reflects the amortization of goodwill created pursuant to the combination of the Company and Marvel based on an assumed twenty year life.

(4) Reflects the reduction of depreciation expense resulting from the partial write-off of property, plant and equipment.

(5) Reflects the elimination of interest expense on all Marvel debt except Panini debt.

(6) Reflects the interest expense on the $200 million Bridge Loan at an assumed rate of 12.0%.

(7) Reflects the elimination of non-recurring reorganization items related to the consummation of the Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MARVEL ENTERPRISES, INC.
                                  (Registrant)


Date:  November 25, 1998
                                  By: /s/ Morton E. Handel
                                      _______________________________________


                                      Name:  Morton E. Handel
                                      Title: Chairman of the Board